Schedule A

Effective as of April 30, 2013

Fund	Assets (in Millions)	Rate of Fee(1)	Effective Date of Fee Rate
Active Portfolios Multi-Manager Alternative Strategies Fund(2)	$0 - $500	1.020%	March 14, 2012
	>$500 - $1,000	0.975%
	>$1,000 - $3,000	0.950%
	>$3,000 - $6,000	0.930%
	>$6,000	0.900%

Active Portfolios Multi-Manager Core Plus Bond Fund	$0 - $1,000	0.430%	March 14, 2012
	>$1,000 - $2,000	0.420%
	>$2,000 - $6,000	0.400%
	>$6,000 - $7,500	0.380%
	>$7,500 - $9,000	0.365%
	>$9,000 - $12,000	0.360%
	>$12,000 - $20,000	0.350%
	>$20,000 - $24,000	0.340%
	>$24,000 - $50,000	0.320%
	>$50,000	0.300%

Active Portfolios Multi-Manager Small Cap Equity Fund	$0 - $250	0.900%	March 14, 2012
	>$250 - $500	0.850%
	>$500	0.800%

Columbia Active Portfolios – Select Large Cap Growth Fund	$0 - $500	0.710%	March 14, 2012
	>$500 - $1,000	0.665%
	>$1,000 - $1,500	0.620%
	>$1,500 - $3,000	0.570%
	>$3,000 - $6,000	0.560%
	>$6,000	0.540%

Fund	Assets (in Millions)	Rate of Fee(1)	Effective Date of Fee Rate

Columbia Balanced Fund	$0 - $500	0.660%	March 1, 2011
	>$500 - $1,000	0.615%
	>$1,000 - $1,500	0.570%
	>$1,500 - $3,000	0.520%
	>$3,000 - $6,000	0.510%
	>$6,000	0.490%

Columbia Bond Fund	$0 - $1,000	0.430%	March 1, 2011
	>$1,000 - $2,000	0.420%
	>$2,000 - $6,000	0.400%
	>$6,000 - $7,500	0.380%
	>$7,500 - $9,000	0.365%
	>$9,000 - $12,000	0.360%
	>$12,000 - $20,000	0.350%
	>$20,000 - $24,000	0.340%
	>$24,000 - $50,000	0.320%
	>$50,000	0.300%

Columbia California Tax-Exempt Fund	$0 - $500	0.400%	March 1, 2011
	>$500 - $1,000	0.350%
	>$1,000 - $3,000	0.320%
	>$3,000 - $6,000	0.290%
	>$6,000 - $7,500	0.280%
	>$7,500	0.270%

Columbia Connecticut Intermediate Municipal Bond Fund	$0 - $500	0.400%	March 1, 2011
	>$500 - $1,000	0.350%
	>$1,000 - $3,000	0.320%
	>$3,000 - $6,000	0.290%
	>$6,000 - $7,500	0.280%
	>$7,500	0.270%

Fund	Assets (in Millions)	Rate of Fee(1)	Effective Date of Fee Rate
Columbia Contrarian Core Fund	$0 - $500	0.710%	March 1, 2011
	>$500 - $1,000	0.665%
	>$1,000 - $1,500	0.620%
	>$1,500 - $3,000	0.570%
	>$3,000 - $6,000	0.560%
	>$6,000	0.540%

Columbia Corporate Income Fund	$0 - $1,000	0.430%	July 1, 2011
	>$1,000 - $2,000	0.420%
	>$2,000 - $6,000	0.400%
	>$6,000 - $7,500	0.380%
	>$7,500 - $9,000	0.365%
	>$9,000 - $12,000	0.360%
	>$12,000 - $20,000	0.350%
	>$20,000 - $24,000	0.340%
	>$24,000 - $50,000	0.320%
	>$50,000	0.300%

Columbia Dividend Income Fund	$0 - $500	0.660%	July 1, 2011
	>$500 - $1,000	0.615%
	>$1,000 - $1,500	0.570%
	>$1,500 - $3,000	0.520%
	>$3,000 - $6,000	0.510%
	>$6,000	0.490%

Columbia Emerging Markets Fund	$0 - $250	1.100%	March 16, 2013
	>$250 - $500	1.080%
	>$500 - $750	1.060%
	>$750 - $1,000	1.040%
	>$1,000 - $1,500	0.800%
	>$1,500 - $3,000	0.750%
	$3,000 - $6,000	0.710%
	> $6,000	0.660%

Fund	Assets (in Millions)	Rate of Fee(1)	Effective Date of Fee Rate
Columbia Energy and Natural Resources Fund	$0 - $1,000	0.690%	May 1, 2011
	>$1,000 - $1,500	0.620%
	>$1,500 - $3,000	0.570%
	>$3,000 - $6,000	0.560%
	>$6,000	0.540%

Columbia Greater China Fund	$0 - $1,000	0.870%	July 1, 2011
	>$1,000 - $1,500	0.800%
	>$1,500 - $3,000	0.760%
	>$3,000 - $6,000	0.720%
	>$6,000	0.680%

Columbia High Yield Municipal Fund	$0 - $1,000	0.470%	July 1, 2011
	>$1,000 - $2,000	0.445%
	>$2,000 - $3,000	0.420%
	>$3,000 - $6,000	0.395%
	>$6,000 - $7,500	0.370%
	>$7,500 - $10,000	0.360%
	>$10,000 - $15,000	0.350%
	>$15,000 - $24,000	0.340%
	>$24,000 - $50,000	0.320%
	>$50,000	0.300%

Columbia Intermediate Bond Fund	$0 - $1,000	0.430%	March 1, 2011
	>$1,000 - $2,000	0.420%
	>$2,000 - $6,000	0.400%
	>$6,000 - $7,500	0.380%
	>$7,500 - $9,000	0.365%
	>$9,000 - $12,000	0.360%
	>$12,000 - $20,000	0.350%
	>$20,000 - $24,000	0.340%
	>$24,000 - $50,000	0.320%
	>$50,000	0.300%

Fund	Assets (in Millions)	Rate of Fee(1)	Effective Date of Fee Rate
Columbia Intermediate Municipal Bond Fund	$0 - $1,000	0.410%	March 1, 2011
	>$1,000 - $2,000	0.385%
	>$2,000 - $3,000	0.360%
	>$3,000 - $6,000	0.335%
	>$6,000 - $9,000	0.310%
	>$9,000 - $10,000	0.300%
	>$10,000 - $15,000	0.290%
	>$15,000 - $24,000	0.280%
	>$24,000 - $50,000	0.260%
	>$50,000	0.250%

Columbia International Bond Fund	$0 - $1,000	0.570%	July 1, 2011
	>$1,000 - $2,000	0.525%
	>$2,000 - $3,000	0.520%
	>$3,000 - $6,000	0.515%
	>$6,000 - $7,500	0.510%
	>$7,500 - $12,000	0.500%
	>$12,000 - $20,000	0.490%
	>$20,000 - $50,000	0.480%
	>$50,000	0.470%

Columbia Large Cap Growth Fund	$0 - $500	0.710%	April 1, 2011
	>$500 - $1,000	0.665%
	>$1,000 - $1,500	0.620%
	>$1,500 - $3,000	0.570%
	>$3,000 - $6,000	0.560%
	>$6,000	0.540%

Columbia Massachusetts Intermediate Municipal Bond Fund	$0 - $500	0.400%	March 1, 2011
	>$500 - $1,000	0.350%
	>$1,000 - $3,000	0.320%
	>$3,000 - $6,000	0.290%
	>$6,000 - $7,500	0.280%
	>$7,500	0.270%

Fund	Assets (in Millions)	Rate of Fee(1)	Effective Date of Fee Rate
Columbia Mid Cap Growth Fund	$0 - $500	0.760%	April 1, 2011
	>$500 - $1,000	0.715%
	>$1,000 - $1,500	0.670%
	>$1,500	0.620%

Columbia New York Intermediate Municipal Bond Fund	$0 - $500	0.400%	March 1, 2011
	>$500 - $1,000	0.350%
	>$1,000 - $3,000	0.320%
	>$3,000 - $6,000	0.290%
	>$6,000 - $7,500	0.280%
	>$7,500	0.270%

Columbia New York Tax-Exempt Fund	$0 - $500	0.400%	March 1, 2011
	>$500 - $1,000	0.350%
	>$1,000 - $3,000	0.320%
	>$3,000 - $6,000	0.290%
	>$6,000 - $7,500	0.280%
	>$7,500	0.270%

Columbia Oregon Intermediate Municipal Bond Fund	$0 - $500	0.400%	July 1, 2011
	>$500 - $1,000	0.350%
	>$1,000 - $3,000	0.320%
	>$3,000 - $6,000	0.290%
	>$6,000 - $7,500	0.280%
	>$7,500	0.270%

Columbia Pacific/Asia Fund	$0 - $1,000	0.870%	July 1, 2011
	>$1,000 - $1,500	0.800%
	>$1,500 - $3,000	0.750%
	>$3,000 - $6,000	0.710%
	>$6,000	0.660%

Columbia Real Estate Equity Fund	$0 - $1,000	0.690%	March 1, 2011
	>$1,000 - $1,500	0.670%
	>$1,500	0.620%

Fund	Assets (in Millions)	Rate of Fee(1)	Effective Date of Fee Rate
Columbia Select Large Cap Growth Fund	$0 - $500	0.710%	July 1, 2011
	>$500 - $1,000	0.665%
	>$1,000 - $1,500	0.620%
	>$1,500 - $3,000	0.570%
	>$3,000 - $6,000	0.560%
	>$6,000	0.540%

Columbia Small Cap Core Fund	$0 - $500	0.790%	July 1, 2011
	>$500 - $1,000	0.745%
	>$1,000	0.700%

Columbia Small Cap Growth Fund I	$0 - $500	0.790%	March 1, 2011
	>$500 - $1,000	0.745%
	>$1,000	0.700%

Columbia Small Cap Value Fund I	$0 - $500	0.790%	April 30, 2011
	>$500 - $1,000	0.745%
	>$1,000	0.700%

Columbia Strategic Income Fund	$0 - $500	0.530%	May 1, 2011
	>$500 - $1,000	0.525%
	>$1,000 - $2,000	0.515%
	>$2,000 - $3,000	0.495%
	>$3,000 - $6,000	0.480%
	>$6,000 - $7,500	0.455%
	>$7,500 - $9,000	0.440%
	>$9,000 - $10,000	0.431%
	>$10,000 - $15,000	0.419%
	>$15,000 - $20,000	0.409%
	>$20,000 - $24,000	0.393%
	>$24,000 - $50,000	0.374%
	>$50,000	0.353%

Fund	Assets (in Millions)	Rate of Fee(1)	Effective Date of Fee Rate
Columbia Strategic Investor Fund	$0 - $500	0.710%	March 1, 2011
	>$500 - $1,000	0.665%
	>$1,000 - $1,500	0.620%
	>$1,500 - $3,000	0.570%
	>$3,000 - $6,000	0.560%
	>$6,000	0.540%

Columbia Tax-Exempt Fund	$0 - $1,000	0.410%	March 1, 2011
	>$1,000 - $2,000	0.385%
	>$2,000 - $3,000	0.360%
	>$3,000 - $6,000	0.335%
	>$6,000 - $9,000	0.310%
	>$9,000 - $10,000	0.300%
	>$10,000 - $15,000	0.290%
	>$15,000 - $24,000	0.280%
	>$24,000 - $50,000	0.260%
	>$50,000	0.250%

Columbia Technology Fund	$0 - $500	0.870%	May 1, 2010
	>$500 - $1,000	0.820%
	>$1,000	0.770%

Columbia U.S. Treasury Index Fund	All Assets	0.100%	May 1, 2010

Columbia Value and Restructuring Fund	$0 - $3,000	0.690%	August 1, 2012
	>$3,000 - $6,000	0.560%
	>$6,000	0.540%

(1)	Annual rates based on a percentage of the Fund’s average daily net assets.
(2)	When calculating asset levels for purposes of determining fee breakpoints, asset levels are based on net assets of the Fund, including assets invested in any wholly-owned subsidiary advised by the Investment Manager (“Subsidiaries”). Fees payable by the Fund under this agreement shall be reduced by any investment management service fees paid to the Investment Manager by any Subsidiaries under separate investment management services agreements with the Subsidiaries.

Fee Schedule for Columbia Risk Allocation Fund Effective June 18, 2012:

Category of Portfolio Investment	Assets (in Millions)	Rate of Fee (1)

Category 1: Assets invested in affiliated mutual funds, exchange-traded funds and closed-end funds that pay an investment management services fee to the Investment Manager	N/A	0.00%

Category 2: Assets invested in exchange-traded funds and mutual funds that are not managed by the Investment Manager or its affiliates	All	0.10%

Category 3: Securities, instruments and other assets not described above, including without limitation affiliated mutual funds, exchange-traded funds and closed-end funds that do not pay an investment management services fee to the Investment Manager, third party closed-end funds, derivatives and individual securities

	$0 - $500 >$500 - $1,000 >$1,000 - $1,5000 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 > $12,000	0.70 0.69 0.68 0.67 0.65 0.625 0.60	% % % % % % %

(1)	Annual rates based on a percentage of the Fund’s average daily net assets. In no event shall the advisory fee be negative (even if the portfolio investments in a particular category have a negative net value).

IN WITNESS THEREOF, the parties hereto have executed the foregoing Schedule A as of the date set forth above.

COLUMBIA FUNDS SERIES TRUST I
on behalf of its series set forth on Schedule A

By:	/s/ Michael G. Clarke
Name:	Michael G. Clarke
Title:	Chief Financial Officer

COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC

By:	/s/ J. Kevin Connaughton
Name:	J. Kevin Connaughton
Title:	Managing Director